                                                                    Exhibit 10.7

                                 SIMMONS COMPANY

                               FIRST AMENDMENT TO
                          CREDIT AND GUARANTY AGREEMENT

         THIS FIRST AMENDMENT (this "AMENDMENT") dated as of March 1, 1999 to the CREDIT AND GUARANTY AGREEMENT (the "CREDIT AGREEMENT") dated as of October 29, 1998 is entered into by and among SIMMONS COMPANY, a Delaware corporation (the "COMPANY"), SIMMONS HOLDINGS, INC., a Delaware corporation ("HOLDINGS"), the CREDIT SUPPORT PARTY listed on the signature papers hereto, CERTAIN FINANCIAL INSTITUTIONS listed on the signature pages hereto, GOLDMAN SACHS CREDIT PARTNERS L.P. and UBS A.G., ("UBS"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement and in the amendments contained in Section 1 hereof.


RECITALS

         WHEREAS, Company proposes to issue Subordinated Indebtedness in an aggregate principal amount of up to $150,000,000 and has requested, in connection therewith, that Requisite Lenders agree to modify certain provisions of the Credit Agreement in connection thereto.

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:


SECTION 1.        AMENDMENTS TO CREDIT AGREEMENT

1.1 DEFINITIONS. SECTION 1.1 of the Credit Agreement is hereby amended by adding the following definitions of "Excess Amount" and "1999 Subordinated Indebtedness" in appropriate alphabetic sequence.

                  "EXCESS AMOUNT" has the meaning specified in SECTION 2.13(c).

                  "1999 SUBORDINATED INDEBTEDNESS" has the meaning specified in
         SECTION 6.1(vii)."


1.2      AMENDMENTS TO SECTION 2

         A. SECTION 2.13(c) of the Credit Agreement is hereby amended to read in its entirety as follows:




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                  "(c) On the date of receipt by Holdings or Company of the Cash proceeds from the issuance of any debt Securities (other than the proceeds of Indebtedness permitted under SECTION 6.1 or Section 6.13(c)) of Holdings,
Company or its Subsidiaries, Company shall prepay the Loans and/or the Commitments shall be permanently reduced in an aggregate amount equal to equal to 100% of such proceeds, net, in the case of any such issuance, of underwriting discounts and commissions and other reasonable costs and expenses associated therewith, including reasonable legal fees and expenses; PROVIDED that, with respect to any net Cash proceeds of 1999 Subordinated Indebtedness only that the portion of such net Cash proceeds in excess of $125,000,000 (such amount being referred to herein as the "EXCESS AMOUNT") shall be subject to the mandatory prepayment provisions of this SECTION 2.13(c)."

         B. SECTION 2.14(a) of the Credit Agreement is hereby amended to read in its entirety as follows:

         "2.14. APPLICATION OF PREPAYMENTS AND REDUCTIONS OF COMMITMENTS. (a) Any voluntary prepayments made pursuant to SECTION 2.12 shall be applied as specified by Company in the applicable notice of prepayment; PROVIDED, in the event Company fails to specify the Loans to which any such prepayment shall be applied, such prepayment shall be applied FIRST, to repay outstanding Swing Line Loans to the full extent thereof, SECOND to repay outstanding Revolving Loans to the full extent thereof, and THIRD to prepay the Tranche A Term Loans, the Tranche B Term Loans and the Tranche C Term Loans on a pro rata basis (in accordance with the respective outstanding principal amounts thereof) and shall be applied on a pro rata basis (in accordance with the respective outstanding principal amounts thereof) to each scheduled installment of principal of the Tranche A Term Loans or Tranche B Term Loans or the Tranche C Term Loans, as the case may be, that is unpaid at the time of such prepayment. Notwithstanding the foregoing, any voluntary prepayments of Tranche A Term Loans, Tranche B Term Loans or Tranche C Term Loans made with net Cash proceeds of 1999 Subordinated Indebtedness shall be applied to each scheduled installment of principal thereon that is unpaid at the time of such prepayment in forward order of maturity."

         C. SECTION 2.14(b) of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "(b) Any amount (the "APPLIED AMOUNT") required to be paid pursuant to SECTION 2.13 shall be applied FIRST, to prepay the Tranche A Term Loans, the Tranche B Term Loans and the Tranche C Term Loans on a pro rata basis (in accordance with the respective outstanding principal amounts thereof) and shall be further applied on a pro rata basis (in accordance with the respective outstanding principal amounts thereof) to each scheduled installment of principal of the Tranche A Term Loans or Tranche B Term Loans or the Tranche C Term Loans, as the case may be, that is unpaid at the time of such prepayment, except that, with respect to any portion of the Excess Amount included in the Applied Amount, notwithstanding the foregoing or the last sentence of Section 2.14(c), the further application of such amount to scheduled installments of principal shall be made in forward order of maturity, whether such application results from the provisions of Section 2.14(b) or 2.14(c), SECOND, to the extent of any remaining portion of the Applied Amount, to prepay the

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Swing Line Loans to the full extent thereof and to permanently reduce the
Revolving Loan Commitments by the amount of such prepayment, THIRD, to the extent of any remaining portion of the Applied Amount, to prepay the Revolving Loans to the full extent thereof and to further permanently reduce the Revolving Loan Commitments by the amount of such prepayment, and FOURTH, to the extent of any remaining portion of the Applied Amount, to further permanently reduce the Revolving Loan Commitments to the full extent thereof."

1.3      AMENDMENTS TO SECTION 6: NEGATIVE COVENANTS

         A. SECTION 6.1(vii) of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "(vii) Company may become and remain liable with respect to
(a) Indebtedness under the Senior Subordinated Bridge Loan Documents, the Senior Subordinated Note Documents and the Junior Subordinated Notes Documents, and (b) other Subordinated Indebted-ness ("1999 SUBORDINATED INDEBTEDNESS") incurred to refinance, in whole or in part, Indebtedness under the Senior Subordinated Bridge Loan Documents and the Junior Subordinated Notes and to make prepayments of Loans; PROVIDED that, in each case contemplated by this clause (b) (1) the principal amount (or accreted value, in the case of any such Indebtedness issued with a discount) of such Indebtedness does not exceed$150,000,000 and any portion of such proceeds in excess of the amount of principal, accrued interest, fees and expenses payable with respect to Indebtedness outstanding under the Senior Subordinated Bridge Loans and the Junior Subordinated Notes shall be applied to prepay Loans in accordance with the terms of this Agreement; (2) such refinancing Indebtedness shall be subordinated in right of payment to the Obligations pursuant to documentation containing interest payment terms, maturities, amortization schedules, covenants, defaults, remedies, subordination provisions, transfer restrictions and other material terms which taken as a whole are no less favorable to the Lenders than the corresponding terms of the Senior Subordinated Bridge Loan Documents or the Junior Subordinated Notes Documents, as the case may be, and are otherwise reasonably satisfactory to Administrative Agent and (3) immediately prior to and immediately after the incurrence of such refinancing Indebted-ness, no Event of Default or Default shall have occurred and be continuing."

SECTION 2.        CONDITIONS TO EFFECTIVENESS

         Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "FIRST AMENDMENT EFFECTIVE DATE"):

         A. EXECUTION. Credit Parties and Requisite Lenders shall have executed this Amendment.


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         B. RELATED AGREEMENTS. Company have delivered to Administrative Agent complete and correct copies of the documents evidencing the 1999 Subordinated Indebtedness and of all exhibits and schedules thereto.

         C. REPAYMENT OF CERTAIN DEBT. Company shall repay, simultaneous with the issuance of the 1999 Subordinated Indebtedness and the receipt of the proceeds thereof, the Senior Subordinated Bridge Loans and the Junior Subordinated Notes and, to the extent required by this Amendment, Loans.

         D. OPINIONS OF LOAN PARTIES' COUNSEL. Administrative Agent (for Lenders) shall have received an executed copy of one or more favorable written opinions of Ropes & Gray in respect of the 1999 Subordinated Indebtedness.

         E. FEES. The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the First Amendment Effective Date, including, to the extent invoiced, reimbursement or other payment of all out-of-pocket expenses required to be reimbursed or paid by the Company hereunder or under any other Credit Document.

         F. NECESSARY CONSENTS. Each Credit Party shall have obtained all material consents necessary or advisable in connection with the borrowing by Company of the 1999 Subordinated Indebtedness and the transactions contemplated by this Amendment.

         G. OTHER DOCUMENTS. Administrative Agent and Lenders shall have received such other documents and information regarding Credit Parties and the 1999 Subordinated Indebtedness as Administrative Agent may reasonably request.


SECTION 3.        BORROWER'S REPRESENTATIONS AND WARRANTIES

         In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, each of the Company represents and warrants to each Lender that the following statements are true, correct and complete in all material respects:

         A. CORPORATE POWER AND AUTHORITY. Each Credit Party which is party hereto has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "AMENDED AGREEMENT") and the other Credit Documents.

         B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the performance of the Amended Agreement and the other Credit Documents have been duly authorized by all necessary corporate action on the part of each Credit Party.


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         C. NO CONFLICT. The execution and delivery by each Credit Party of this
Amendment and the performance by each Credit Party of the Amended Agreement and the other Credit Documents do not and will not (i) violate (A) any provision of any law, statute, rule or regulation, or of the certificate or articles of incorporation or partnership agreement, other constitutive documents or by-laws of Holdings, the Company or any Subsidiary, (B) any applicable order of any court or any rule, regulation or order of any Governmental Authority or (C) any provision of any indenture, certificate of designation for preferred stock, agreement or other instrument to which Holdings, the Company or any Subsidiary is a party or by which any of them or any of their property is or may be bound,
(ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any such indenture, certificate of designation for preferred stock, agreement or other instrument, where any such conflict, violation, breach or default referred to in clause (i) or (ii) of this Section 3.C., individually or in the aggregate could reasonably be expected to have a Material Adverse Effect, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of each Credit Party (other than any Liens created under any of the Credit Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or partners or any approval or consent of any Person under any contractual obligation of each Credit Party, except for such approvals or consents which will be obtained on or before the First Amendment Effective Date.

         D. GOVERNMENTAL CONSENTS. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the execution and delivery by each Credit Party of this Amendment and the performance by Company and Holdings of the Amended Agreement and the other Credit Documents, except for such actions, consents and approvals the failure to obtain or make which could not reasonably be expected to result in a Material Adverse Effect or which have been obtained and are in full force and effect.

         E. BINDING OBLIGATION. This Amendment and the Amended Agreement have been duly executed and delivered by each of the Credit Parties party thereto and each constitutes a legal, valid and binding obligation of such Credit Party to the extent a party thereto enforce-able against such Credit Party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 4 of the Amended Agreement are and will be true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.


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         G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Default.


SECTION 4.        ACKNOWLEDGMENT AND CONSENT

         Simmons International Holdings Company, Inc. referred to herein as the "CREDIT SUPPORT PARTY", and the Credit Documents to which they are a party are collectively referred to herein as the "CREDIT SUPPORT DOCUMENTS".

         Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Credit Support Documents the payment and performance of all "Obligations" under each of the Credit Support Documents to which is a party (in each case as such terms are defined in the applicable Credit Support Document).

         Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Credit Support Party represents and warrants that all representations and warranties contained in the Amended Agreement and the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

         Credit Support Party acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, Credit Support Party is not required by the terms of the Credit Agreement or any other Credit Support Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Credit Support Document shall be deemed to require the consent of Credit Support Party to any future amendments to the Credit Agreement.


SECTION 5.        MISCELLANEOUS

         A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

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         (i) On and after the First Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

                  (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.

         (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Credit Documents.

         B. HEADINGS. Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

         C. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF
THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         D. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.


[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWER:                           SIMMONS COMPANY

                                    By: /s/ Roger W. Franklin
                                       -----------------------------
                                    Name:  Roger W. Franklin
                                    Title: Vice President - Finance,
                                           Treasurer

HOLDINGS:                           SIMMONS HOLDING, INC.


                                    By: /s/ Roger W. Franklin
                                       -----------------------------
                                    Name:  Roger W. Franklin
                                    Title: Vice President - Finance,
                                           Treasurer
CREDIT SUPPORT
PARTIES:          SIMMONS INTERNATIONAL HOLDINGS COMPANY, INC.
                  (for the purposes of Section 4 only) as a Credit Support Party


                                    By: /s/ Roger W. Franklin
                                       -----------------------------
                                    Name:  Roger W. Franklin
                                    Title: Vice President - Finance,
                                           Treasurer



LENDERS                             GOLDMAN SACHS CREDIT PARTNERS L.P.,
AND AGENTS:



                                    By:  /s/ [                ]
                                       -----------------------------
                                    Name:  Authorized Signatory


                                    UBS AG, STAMFORD BRANCH



                                    By: /s/ Denise M. Clerkin
                                       -----------------------------
                                    Name:  Associate Director
                                    Title: Loan Portfolio Support, US

                                    By: /s/ Thomas R. Salzano
                                       -----------------------------
                                    Name:  Associate Director
                                    Title: Loan Portfolio Support, US

                                    WACHOVIA BANK, N.A.,


                                    By: /s/ Ann B. Edwards
                                       -----------------------------
                                    Name:  Ann B. Edwards
                                    Title: Vice President



                                    FLEET NATIONAL BANK



                                    By:  /s/ Pauline So
                                       -----------------------------
                                    Name:  Pauline So
                                    Title: Assistant Vice President


                                    U.S. BANK NATIONAL ASSOCIATION



                                    By: /s/ Elliot Jaffee
                                       -----------------------------
                                    Name:  Elliot Jaffee
                                    Title: Vice President



                                    BHF-BANK AKTIENGESELLSCHAFT
                                    NEW YORK BRANCH



                                    By: /s/ Steven Alexander
                                       -----------------------------
                                    Name:  Steven Alexander
                                    Title: Assistant Treasurer

                                    By: /s/ Perry Forman
                                       -----------------------------
                                    Name:  Perry Forman
                                    Title: Vice President

                                    MARINE MIDLAND BANK



                                    By: /s/ Gina Sidorsky
                                       -----------------------------
                                    Name:  Gina Sidorsky
                                    Title: Authorized Signatory


                                    SUNTRUST BANK, ATLANTA



                                    By: /s/ Daniel Bromstad
                                       -----------------------------
                                    Name:  Daniel Bromstad
                                    Title: Vice President


                                    By: /s/ Richard C. Wilson
                                       -----------------------------
                                    Name:  Richard C. Wilson
                                    Title: Vice President



                                    WELLS FARGO BANK, N.A.



                                    By:  /s/  [       ]
                                       -----------------------------
                                    Name:
                                    Title:

                                    BAYERISCHE HYPO-UND VEREINSBANK, AG
                                    NEW YORK BRANCH


                                    By:  /s/ Hans Dick
                                       -----------------------------
                                    Name:  Hans Dick
                                    Title: Director

                                    By: /s/ Sylvia K. Cheng
                                       -----------------------------
                                    Name:  Sylvia K. Cheng
                                    Title: Director



                                    THE BANK OF NEW YORK


                                    By: /s/ David C. Siegel
                                       -----------------------------
                                    Name:  David C. Siegel
                                    Title: Vice President



                                    BANK AUSTRIA CREDITANSTALT
                                    CORPORATE FINANCE, INC.



                                    By: /s/ Thomas G. Pierce
                                       -----------------------------
                                    Name:  Thomas G. Pierce
                                    Title: Senior Associate

                                    By: /s/ Robert M. Biringer
                                       -----------------------------
                                    Name:  Robert M. Biringer
                                    Title: Executive Vice President

                                    HELLER FINANCIAL, INC.



                                    By: /s/ Robert M. Reeg
                                       -----------------------------
                                    Name:  Robert M. Reeg
                                    Title: Assistant Vice President


                                    THE MITSUBISHI TRUST AND BANKING
                                    CORPORATION



                                    By: /s/ Toshihiro Hayashi
                                       -----------------------------
                                    Name:  Toshihiro Hayashi
                                    Title: Senior Vice President


                                    THE PROVIDENT BANK


                                    By:  /s/   [         ]
                                       -----------------------------
                                    Name:
                                    Title:


                                    SCOTIABANC INC.



                                    By:  /s/    [        ]
                                       -----------------------------
                                    Name:
                                    Title:

                                    AERIES FINANCE LTD.



                                    By: /s/ Ian David Moore
                                       -----------------------------
                                    Name:  Ian David Moore
                                    Title: Director


                                    AMARA-3 FINANCE LTD.



                                    By: /s/  Ian David Moore
                                       -----------------------------
                                        Name:  Ian David Moore
                                        Title: Director


                                    CARAVELLE INVESTMENT FUND, LLC,



                                    By: /s/  Dean Criares
                                       -----------------------------
                                        Name:   Dean Criares
                                        Title:  Managing Director
                                                Caravelle Advisors L.L.C.


                                    CYPRESSTREE INSTITUTIONAL FUND, L.L.C.

                                    By:  CypressTree Investment Management
                                         Company, Inc. its Managing Member


                                    By: /s/ Jeffrey W. Heuer
                                       -----------------------------
                                        Name: Jeffrey W. Heuer
                                        Title:   Principal

                                    EATON VANCE SENIOR INCOME TRUST

                                    By: Eaton Vance Management
                                        as Investment Advisor


                                    By: /s/ Scott H. Page
                                       -----------------------------
                                        Name:  Scott H. Page
                                        Title: Vice President

                                    FLOATING RATE PORTFOLIO

                                    By: INVESCO Senior Secured Management, Inc.,
                                        as Attorney-in-Fact


                                    By: /s/ Anne M. Mccarthy
                                       -----------------------------
                                        Name:  Anne M. McCarthy
                                        Title: Authorized Signatory


                                    FREMONT INVESTMENT AND LOAN


                                    By: /s/ Kannika Viravan
                                       -----------------------------
                                        Name:  Kannika Viravan
                                        Title: Assistant Vice President


                                    KZH CYPRESSTREE-1 LLC


                                    By: /s/ Virginia Conway
                                       -----------------------------
                                        Name:  Virginia Conway
                                        Title: Authorized Agent

                                    KZH ING-2 LLC


                                    By: /s/ Virginia Conway
                                       -----------------------------
                                        Name:  Virginia Conway
                                        Title: Authorized Agent


                                    MERRILL LYNCH SENIOR FLOATING
                                    RATE FUND, INC.



                                     By: /s/ Andrew C. Liggio
                                       -----------------------------
                                         Name:  Andrew C. Liggio
                                         Title: Authorized Signatory



                                    MORGAN STANLEY DEAN WITTER
                                    PRIME INCOME TRUST
                                    (formerly Prime Income Trust)


                                    By: /s/ Peter Geuntz
                                       -----------------------------
                                        Name:  Peter Geuntz
                                        Title: Authorized Signatory


                                    NORTH AMERICAN SENIOR FLOATING
                                    RATE FUND

                                    By:  CypressTree Investment Management
                                         Company, Inc.
                                         as Portfolio Manager


                                    By: /s/ Jeffrey W. Heuer
                                       -----------------------------
                                        Name: Jeffrey W. Heuer
                                        Title:   Principal

                                    OXFORD STRATEGIC INCOME FUND

                                    By: Eaton Vance Management
                                        as Investment Advisor


                                    By: /s/ Scott H. Page
                                       -----------------------------
                                        Name:  Scott H. Page
                                        Title: Vice President


                                    SCOTIABANC INC.


                                    By: /s/ F.C.H. Ashby
                                       -----------------------------
                                        Name:  F.C.H. Ashby
                                        Title: Senior Manager
                                               Loan Operations


                                    SENIOR DEBT PORTFOLIO

                                    By:  Boston Management and Research
                                         as Investment Advisor


                                    By: /s/ Scott H. Page
                                       -----------------------------
                                        Name:  Scott H. Page
                                        Title: Vice President